UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2018

HUBBELL INCORPORATED

(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut	06484
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (475) 882-4000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02.	Termination of a Material Definitive Agreement.

On February 2, 2018, in connection with the Merger (as defined below), Hubbell Incorporated (the “Company”) terminated all commitments under its existing $750 million five-year revolving credit agreement, dated as of December 16, 2015, among the Company, Hubbell Power Holdings S.à r.l., Harvey Hubbell Holdings S.à r.l., the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.

On February 2, 2018, Company, completed its previously announced acquisition of Meter Readings Holding Group, LLC (“Aclara”) pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 22, 2017, by and among Aclara, Hubbell Power Systems, Inc., a wholly owned subsidiary of the Company, Yellow Merger Sub, Inc., an indirect wholly owned subsidiary of the Company (“Merger Sub”), Sun Meter Readings, LP, as representative for Aclara’s members and optionholders, and, for the limited purposes set forth therein, the Company. The acquisition was structured as a reverse triangular merger in which Merger Sub merged with and into Aclara in accordance with Delaware law (the “Merger”), with Aclara surviving the Merger as a wholly owned indirect subsidiary of the Company. In the Merger, pursuant to the terms of the Merger Agreement, the Company paid aggregate consideration of approximately $1.1 billion to acquire Aclara.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 2, 2018, in connection with the Merger, the Company borrowed $500 million under that certain Term Loan Agreement, dated as of January 31, 2018 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), by and among the Company, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

Net proceeds from the borrowing of the term loans were applied to partially finance the Merger, the repayment of certain existing indebtedness of Aclara and its subsidiaries and the transactions contemplated by or related to, and the payment of the fees, costs and expenses in connection with, the foregoing.

The foregoing description of the Term Loan Agreement is qualified in its entirety by reference to the full text of the Term Loan Agreement, a copy of which was filed with the Company’s Current Report on Form 8-K filed on January 31, 2018.

Some of the lenders under the Term Loan Agreement and/or their respective affiliates have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending and/or commercial banking services, or other services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and expense reimbursement.

ITEM 7.01.	Regulation FD Disclosure.

On February 5, 2018, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby furnished pursuant to this Item 7.01.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor, unless otherwise specified, shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired. The financial statements of Aclara required by Item 9.01(a) to this Current Report on Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information. The pro forma financial information required by Item 9.01(b) to this Current Report on Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.

(c) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 22, 2017, by and among Meter Readings Holding Group, LLC, Hubbell Power Systems, Inc., Yellow Merger Sub, Inc., Sun Meter Readings, LP, as representative for the members and optionholders, and, for the limited purposes set forth therein, Hubbell Incorporated (incorporated by reference to Exhibit 2.1 of Hubbell Incorporated’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 26, 2017).*

99.1	News release issued by Hubbell Incorporated on February 5, 2018.†

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

†	Furnished and not filed for purposes of Section 18 of the Exchange Act.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 22, 2017, by and among Meter Readings Holding Group, LLC, Hubbell Power Systems, Inc., Yellow Merger Sub, Inc., Sun Meter Readings, LP, as representative for the members and optionholders, and, for the limited purposes set forth therein, Hubbell Incorporated (incorporated by reference to Exhibit 2.1 of Hubbell Incorporated’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 26, 2017).*

99.1	News release issued by Hubbell Incorporated on February 5, 2018.†

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

†	Furnished and not filed for purposes of Section 18 of the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED
By:	/s/ An-Ping Hsieh
Name: An-Ping Hsieh
Title: Senior Vice President, General Counsel and Secretary

Date: February 5, 2018